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                                                                   EXHIBIT 10.16


                                LICENSE AGREEMENT

By and Between: Itzchak Sapir, Israel Citizen, of 14 Ganei Binyamina, Binyamina 30 500, ISRAEL, hereinafter, "LICENSOR";

And IRVINE SENSORS CORPORATION, A Corporation of the State of Delaware, of 3001 Redhill Avenue, Building 111, Costa Mesa, California 93626, hereinafter, "LICENSEE";

WHEREAS

1. LICENSOR has developed and is the owner of an invention related to electronic photography, which is described and claimed in U.S. Patents 5,282,040 & 5,452,000; U.K. National Phase of European Patent Application 92912566.4 and Japanese Patent Application 4-511948;

2. LICENSEE wishes to obtain an exclusive license to develop, manufacture and sell products produced using the aforesaid invention;

         NOW, THEREFORE, IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

         1.       DEFINITIONS

                  a.       TERRITORY - The entire world.

                  b. LICENSOR PATENTS - U.S. Patents 5,282,040 & 5,452,000; U.K. National Phase of European Patent Application 92912566.4 and Japanese Patent Application 4-511948 and any patents granted thereon as well as any other applications filed in the past or the future relating to the subject matter thereof, improvements thereto and modifications thereof to the extent developed by LICENSOR, as well as all extensions, continuations, continuations in part, divisions and reissues thereof.

                  c. LICENSED PRODUCTS - products which are covered by LICENSOR PATENTS in force at the time of manufacture, sale or use of the products.

                  d. DATE OF AGREEMENT - The date on which the last of the parties hereto signs this agreement.

                  e. GROSS SALES PRICE - The arm's length price at which the LICENSED PRODUCTS are sold by LICENSEE to third parties, less excise taxes, sales taxes, separately invoiced shipping and import duties and actual returns.


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         2.       GRANT OF EXCLUSIVE LICENSE

                  Subject to fulfillment of all of the conditions set forth hereinbelow, LICENSOR hereby grants to LICENSEE an exclusive license for the TERRITORY to make, use, lease, sell or otherwise commercialize LICENSED PRODUCTS. This license is subject to sublicense, provided that LICENSEE shall remain liable for all obligations to LICENSOR.

         3.       PAYMENTS TO LICENSOR

                  In consideration of the aforesaid LICENSE GRANT and as a condition of its continuation in force, LICENSEE shall make the following payments to LICENSOR:

                           1. An initial non-refundable payment upon execution of this Agreement of thirty thousand (30,000) shares of the common stock of LICENSEE which is traded on NASDAQ, said shares to be included in a registration statement to be filed with the U.S. Securities and Exchange Commission (SEC) at the earliest practical time, presently estimated to be within thirty (30) days of the date hereof, said shares to have a value of at least $US30, 000 on the date of execution of this License Agreement;

                           2. A non-refundable payment of $US35, 000.00 to Elbit Systems Ltd. as per the assignment document set forth in Annex A hereto; and

                           3. In respect of each LICENSED PRODUCT sold by LICENSEE or any sublicensee, royalties as follows:

                                    3% (Three Percent) of the GROSS SALES PRICE
         of LICENSED PRODUCTS for sales of LICENSED PRODUCTS of up to $US50 million per calendar year; and

                                    1% (One Percent) of the GROSS SALES PRICE of
         LICENSED PRODUCTS for sales of LICENSED PRODUCTS in excess of $US50 million per calendar year.

                                    The royalty payments under this subparagraph
         will be paid twice a year, one month following both June 30 and December 31 of each year, in respect of the proceeding six month calendar period.

                                    LICENSEE will provide LICENSOR before
         February 1 of each year with a full statement of all LICENSED PRODUCTS which were sold prior to January 1 of such year and at the same time will pay the balance of the royalties due for all LICENSED PRODUCTS sold. The statement will be certified by LICENSEE'S auditor.

C. C. LICENSEE'S records relating to the LICENSED PRODUCTS will be available for inspection on behalf of LICENSOR by an independent firm of certified auditors. Such inspections shall not take place more often than once per period of three months. If an error of more than ten percent is found, LICENSEE will pay the cost of such audit.

4.       WARRANTIES

                  LICENSOR declares and warrants that it is the sole and registered owner, free and clear of any and all liens, claims, royalty obligations, licenses, encumbrances, security interests or other rights granted to third parties, of presently existing LICENSOR PATENTS and the underlying technology.

                  LICENSOR warrants that there is no legal impediment limiting his right to enter into this Agreement and carry out its obligations pursuant thereto.


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5.       PATENTS

                  All costs incurred subsequent to June 1, 1997 in the maintenance and prosecution of the LICENSED PATENTS shall be borne by LICENSEE and shall be promptly paid upon presentation of an invoice by LICENSOR'S patent attorney.

6.       DURATION AND TERMINATION

         A. This Agreement shall come into force upon execution thereof by both parties hereto and shall remain in force for the duration of the last to expire LICENSOR PATENT.

         B. This Agreement may be terminated immediately by LICENSOR upon occurrence of any of the following circumstances:

                  1. If any payment payable pursuant to paragraph 3 herein shall be in arrears and shall remain unpaid 90 days following written notice to LICENSEE that the date established for such payment has passed; or

                  2. If LICENSEE shall commit or allow to be committed a breach of any of the terms and conditions thereof and shall fail to make good such breach within thirty days of receipt of notice in writing from LICENSOR to make good such breach.

                  3. If LICENSEE shall fail to pay minimum royalties as set forth in Annex B hereto.

7.       NOTICES

                  All notices hereby required or authorized to be given by any party to the other shall be given by letter sent by air mail registered post or delivered by hand to the address of the other party hereinabove shown, provided that notice by letter delivered by hand shall be deemed to have been received on the next following business day and notice by air mail registered post shall be deemed to have been received ten days following the date of posting.

8.       GOVERNING LAW AND JURISDICTION

                  This Agreement shall be governed by and construed in accordance with the laws of the State of California, USA.

9.       PRIOR AGREEMENTS

                  This Agreement supersedes all prior agreements, oral or written, between the parties or their legal predecessors with respect to the LICENSED PRODUCTS.


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10.      FINAL STIPULATIONS

         A. If any of the conditions mentioned in this Agreement should turn out to be void, this will have no bearing on the legality of the other conditions of this Agreement.

         B. This Agreement supersedes any prior written agreement or undertaking made by the parties or their principals or representatives.



         IN WITNESS WHEROF the parties have hereunto affixed their hands and seals the day and year first hereinabove mentioned.

         /s/ I. Sapir                               /s/ John J. Stuart, Jr.
         -----------------------------              ----------------------------
         LICENSOR                                   LICENSEE

         Date:        10-7-97                       Irvine Sensors Corporation
                  --------------                    John J. Stuart, Jr.
                                                    Chief Financial Officer
                                                    Date: 10/6/97


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ANNEX B


                                MINIMUM ROYALTIES

         LICENSOR may terminate this Agreement as provided under Section 5, subsection 3 should the following cumulative minimum royalties not be paid to LICENSOR by the dates indicated herein- below:

December 31, 1998      $US10,000.00

December 31, 1999      $US110,000.00

December 31, 2000      $US210,000.00

December 31, 2001      $US310,000.00


         Satisfaction of this royalty obligation relates solely to payment of royalties to LICENSOR whether or not such royalties have been earned.


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